Filed pursuant to Rule 497(a)(1)

File No. 333-205405

Rule 482 AD

Oxford Lane Capital Corp.

6.75% Term Preferred Series 2024

Final Pricing Term Sheet

June 7, 2017

Issuer:	Oxford Lane Capital Corp.

Title of the Securities:	6.75% Series 2024 Preferred Stock (the “Shares”)

Initial Number of Shares Being Offered:	2,500,000

Option to Purchase Additional Shares:	Up to an additional 375,000 Shares within 30 days

Underwriting Discount:	$0.78125 per Share; $1,953,125 total (assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	$24.21875 per Note; $60,546,875 total (assuming the over-allotment option is not exercised)

Initial Public Offering Price:	$25.00 per Share

Liquidation Preference:	$25.00 per Share

Principal at Time of Payment:	100% of the aggregate Liquidation Preference; payable on the term redemption date.

Dividend Rate:	6.75% per annum

Day Count:	30/360

Original Issue Date:	June 14, 2017

Term Redemption Date:	June 30, 2024

Date Dividends Start Accruing:	June 14, 2017

Dividend Payment Date:	Monthly, when, as and if declared by the Board of Directors out of funds legally available for payment, beginning July 31, 2017.

Dividend Periods:	The initial dividend period will be the period from and including June 14, 2017, to, but excluding, the initial dividend payment date (July 31, 2017), and monthly thereafter.

Regular Record Dates for Dividend:	The date designated by the Board of Directors that is not less than 10, nor more than 20, calendar days prior to the applicable payment date.

Optional Redemption:	The Shares may be redeemed in whole or in part at any time or from time to time at Issuer’s option after June 30, 2020 upon not less than 30 days nor more than 45 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the Liquidation Preference of the Shares to be redeemed plus accrued and unpaid dividend payments otherwise payable thereon for the then-current monthly dividend period accrued to the date fixed for redemption.

Repayment at Option of Holders:	Holders will not have the option to have the Shares redeemed prior to the term redemption date.

Listing:	Issuer intends to list the Shares on the NASDAQ Global Select Market, within 30 days of the original issue date under the trading symbol "OXLCM."

CUSIP / ISIN:	691543 508/ US6915435084

Lead Book-Running Manager:	Ladenburg Thalmann & Co. Inc.

Joint Book-Running Managers:	BB&T Capital Markets, a division of BB&T Securities, LLC William Blair & Company L.L.C.

The issuer has filed a registration statement (including a prospectus and related prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for this offering.